                            U.S. WIRELESS DATA, Inc.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


The following Unaudited Pro Forma Condensed Financial Statements give effect to the purchase of certain net assets of Cellgate Technologies LLC ("Cellgate") by U.S. Wireless Data, Inc. ("USWD"). These pro forma condensed financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

The Unaudited Pro Forma Condensed Financial Information is prepared using the purchase method of accounting. For the purpose of the Unaudited Pro Forma Condensed Financial Information presented below, the purchase price has been calculated based upon the price of $3.50 per share of USWD Common Stock.

Under the purchase method of accounting, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, including estimated direct fees and expenses related to the merger, over the net assets acquired represents goodwill, and is classified as other assets, on the accompanying unaudited pro forma balance sheet. The estimated fair values and useful lives of assets acquired and liabilities assumed are based on an independent valuation.

The Pro Forma Condensed Balance Sheet of USWD as at September 30, 2000 reflects the financial position of USWD after giving effect to the purchase of assets and assumption of certain liabilities of Cellgate and assumes the acquisition took place on September 30, 2000. The Pro Forma Condensed Statement of Operations for the fiscal year ended June 30, 2000 and the three months ended September 30, 2000 assumes the purchase occurred on July 1, 1999.

The Unaudited Pro Forma Condensed Financial Information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or financial position of USWD would have been had the merger occurred on the date assumed, nor is it necessarily indicative of future results of operation or financial position.

The pro forma assumptions and adjustments are described in the accompany notes presented on the following pages. The Unaudited Pro Forma Condensed Financial Information should be read in conjunction with the audited financial statements of USWD in the USWD Annual Report on Form 10-KSB for the year ended June 30, 2000, and with the unaudited financial statements of USWD in the Quarterly Report on Form 10-QSB for the period ended September 30, 2000 and the audited financial statements of Cellgate for the year ended December 31, 1999 and the unaudited financial statements of Cellgate for September 30, 2000 included herein.

                            U.S. Wireless Data, Inc.
                        Pro Forma Condensed Balance Sheet
                                   (Unaudited)


                                                            September 30, 20000
                                               ----------------------------------------------

                                                   U.S. Wireless        Cellgate           Pro Forma            September 30, 2000
                                                     Data, Inc.     Technologies, Inc.     Adjustments               Combined
                                               ------------------------------------------------------------------------------------
ASSETS
Current assets:
Cash                                                $ 36,680,000          $ 151,516          (1,000,000)(b)          $ 35,831,516
Accounts receivable, net                                 218,000              9,200                                       227,200
Notes receivable                                          82,000                  -                                        82,000
Other receivable                                         176,000                  -                                       176,000
Inventory, net                                            39,000                  -                                        39,000
Other current assets                                     222,000             14,234                                       236,234
                                               ------------------   ----------------   -----------------       -------------------
                                                     $37,417,000           $174,950         ($1,000,000)              $36,591,950
                                               ------------------   ----------------   -----------------       -------------------

Restricted cash                                          576,000                  -                                       576,000
Property and equipment, net                            2,116,000             15,886                                     2,131,886
Other assets                                             103,000                  -           8,416,319 (f)             8,519,319

                                               ------------------   ----------------   -----------------       -------------------
Total assets                                         $40,212,000           $190,836           7,416,319                47,819,155
                                               ==================   ================   =================       ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                       1,684,000            567,121             475,000 (e)             2,726,121
Accrued liabilities                                    1,073,000            298,841                                     1,371,841
Notes payable                                                  -            350,000            (250,000)(d)               100,000
                                               ------------------   ----------------   -----------------       -------------------
                                                      $2,757,000         $1,215,962            $225,000                $4,197,962
                                               ------------------   ----------------   -----------------       -------------------

Deferred rent                                            157,000                  -                                       157,000
Deposit due to Sub Lessor                                107,000                  -                                       107,000
                                               ------------------   ----------------   -----------------       -------------------
Total liabilities                                     $3,021,000         $1,215,962            $225,000                $4,461,962
                                               ---------------------------------------------------------       -------------------


Members' deficit                                               -         (1,025,126)          1,025,126 (d)                     -
                                               ------------------   ----------------   -----------------       --------------------
Total stockholders' Equity                            37,191,000                  -           6,166,193 (d)            43,357,193
                                               ------------------   ----------------   -----------------       -------------------

Total liabilities and stockholders' Equity          $ 40,212,000          $ 190,836           7,416,319                47,819,155
                                               ==================   ================   =================       ===================


                            U.S. Wireless Data, Inc.
                   Pro Forma Condensed Statement of Operations

                                                                         For the Twelve Months Ended June 30, 2000 (a)
                                                     ---------------------------------------------------------------------------
                                                                             (Unaudited)                            Combined
                                                        U.S. Wireless          Cellgate           Pro Forma         Pro Forma
                                                          Data, Inc.       Technologies LLC      Adjustments         Results
                                                     -----------------     -----------------  ----------------   ---------------
Net revenues:                                                $597,000                50,060                             647,060

Cost of revenues:                                             896,000               292,910                           1,188,910
                                                     -----------------     -----------------  ----------------   ---------------
Gross Loss                                                   (299,000)             (242,850)                -          (541,850)
                                                     -----------------     -----------------  ----------------   ---------------

Operating expenses:
Selling, general and administrative                         6,826,000             2,522,223         1,140,560 (c)    10,488,783
Research and development                                    1,330,000                36,727                           1,366,727
                                                     -----------------     -----------------  ----------------   ---------------
Total operating expense                                     8,156,000             2,558,950         1,140,560        11,855,510
                                                     -----------------     -----------------  ----------------   ---------------

Loss from operations                                       (8,455,000)           (2,801,800)       (1,140,560)      (12,397,360)

Interest income                                               644,000                84,000                             672,600
Interest expense                                             (797,000)               (2,167)                           (799,167)
Other income                                                   84,000
                                                     -----------------     -----------------  ----------------   ---------------
Net Loss                                                   (8,524,000)           (2,775,367)       12,523,927       (12,523,927)
                                                     -----------------     -----------------  ----------------   ---------------

Preferred stock dividends                                 (45,746,000)                                              (45,746,000)
                                                     -----------------     -----------------  ----------------   ---------------
Net loss available to common stockholders'              $ (54,270,000)           (2,775,367)       58,269,927       (58,269,927)
                                                     =================     =================  ================   ===============

Basic and diluted net loss per share
   (after deduction of preferred stock dividends)
   Net loss available to common stockholders'           $       (2.26)                    -                 -        25,007,000
                                                     =================     =================  ================   ===============

Weighted average common shares
outstanding basic and diluted                              23,976,000                     0         1,031,000        25,007,000 (g)
                                                     =================     =================  ================   ===============


                            U.S. Wireless Data, Inc.
                   Pro Forma Condensed Statement of Operations
                                   (Unaudited)


                                                                   For the three months ended September 30, 2000 (a)
                                                    -----------------------------------------------------------------------------
                                                                                                                   Combined
                                                       U.S. Wireless          Cellgate          Pro Forma          Pro Forma
                                                         Data, Inc.        Technologies LLC     Adjustments        Results
                                                    -----------------------------------------------------------------------------
Net revenues:                                               $151,000               $24,345                 -            $175,345

Cost of revenues:                                            106,000               235,175                 -             341,175
                                                    -----------------     -----------------    --------------     ---------------
Gross profit (loss)                                           45,000              (210,830)                -            (165,830)
                                                    -----------------     -----------------    --------------     ---------------

Operating expenses:
Selling, general and administrative                        3,260,000               701,715           285,140 (c)       4,246,855
Research and development                                     350,000                                                     350,000
                                                    -----------------     -----------------    --------------     ---------------
Total operating expense                                    3,610,000               701,715           285,140           4,596,855
                                                    -----------------     -----------------    --------------     ---------------

                                                    -----------------     -----------------    --------------     ---------------
Loss from operations                                      (3,565,000)             (912,545)         (285,140)         (4,762,685)
                                                    -----------------     -----------------    --------------     ---------------

Interest income                                              627,000                 2,265                 -             629,265
Interest expense                                                                   (10,059)           10,000             (10,059)
Other income                                                  10,000

                                                    -----------------     -----------------    --------------     ---------------
Net Loss                                                 ($2,928,000)            ($920,339)        4,133,479          (4,143,479)
                                                    =================     =================    ==============     ===============

Basic and diluted net loss per share
   (after deduction of preferred stock dividends)
   Net loss available to common stockholders'             $    (0.35)             $     -          $      -            9,366,000
                                                    =================     =================    ==============     ===============

Weighted average common shares
outstanding basic and diluted                              8,335,000                     -         1,031,000           9,366,000 (g)
                                                    =================     =================    ==============     ===============


              Notes to the Pro Forma Condensed Financial Statements


(a.) U.S. Wireless Data, Inc. ("U.S. Wireless") has acquired the assets and assumed certain liabilities of Cellgate Technologies LLC ("Cellgate"). For the purposes of these Pro Forma Condensed Financial Statements the information relating to Cellgate, which has a year-end of December 31, has been recast to conform to U.S. Wireless' year-end of June 30, 2000. Accordingly, the twelve months ended June 30, 2000 of Cellgate, includes Net revenues and Net loss of approximately $18,000 and $1,631,000 for the six month period June 30, 2000 and omits approximately $0 and $1,267,000 for the six months ended June 30, 1999, respectively.

(b.)     Represents the cash payment of $1,000,000 as part of the Purchase
         Agreement.

(c.) Represents the applicable amortization expense for intangible assets. The intangible assets consist of work force acquired, intellectual property and goodwill, which are amortized over four (4) years, seven
         (7) years and ten (10) years, respectively.

(d.) To reflect the issuance of 562,500 shares of U.S. Wireless common stock valued at $1,900,000 to members of Cellgate and contingently issuable consideration of approximately $4,200,000 to members of Cellgate, elimination of members equity of Cellgate, liabilities of Cellgate not assumed and cash payments to members of Cellgate. The contingently issuable consideration includes approximately $2,600,000 in cash and 468,000 shares of U.S. Wireless common stock valued at $1,600,000.

(e.) Adjusted to reflect incurrence of an estimated $475,000 of non-recurring merger-related costs, which have been reflected in the purchase price. These costs include fees for financial advisors, legal advisors, accountants and other nominal costs. This amount does not include any costs incurred to integrate and restructure the operations of U.S. Wireless and Cellgate. These integration and restructure costs which consist of payments to Cellgate employees for wages, severance and benefits, and the cost of facility leases subsequent to the date of the acquisition are estimated to be $152,000

(f.) The purchase price of Cellgate, is approximately $ 8,416,000, which includes $965,000 of assumed liabilities. The purchase price is allocated to the following intangible assets; acquired workforce ($250,000), technology, patents and licenses ($6,100,000) and Goodwill ($2,066,000)

(g.) Represents U.S. Wireless' weighted average number of shares of Common Stock outstanding for the period and approximately 1,031,000 shares to be issued as a result of the merger. This includes 562,500 shares to be issued at date of closing and 468,500 shares contingently issuable one year from date of closing depending on the average share price of U.S. Wireless common stock.